Filed Pursuant to Rule 497(k)

GABELLI 787 FUND, INC.

Gabelli Enterprise Mergers and Acquisitions Fund

GABELLI EQUITY SERIES FUNDS INC.

The Gabelli Equity Income Fund

The Gabelli Small Cap Growth Fund

The Gabelli Focused Growth and Income Fund

The Gabelli Global Financial Services Fund

GABELLI MONEY MARKET FUNDS

The Gabelli U.S. Treasury Money Market Fund

GABELLI INNOVATIONS TRUST

Gabelli Food of All Nations Fund

Gabelli Media Mogul Fund

KEELEY FUNDS, INC.

Keeley Gabelli SMID Cap Value Fund

Keeley Gabelli Small Cap Dividend Fund

Keeley Gabelli Mid Cap Dividend Fund

TETON WESTWOOD FUNDS

Keeley Small Cap Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 7, 2026, to each Fund’s Summary Prospectus

This supplement amends certain information in each Fund’s summary prospectus (each a “Summary Prospectus”). Unless otherwise indicated, all other information included in each Fund’s Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in each Fund’s Summary Prospectus, as applicable.

The initial paragraph is replaced in its entirety with:

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at https://gabelli.com/funds/open-ends/documents. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE